UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2005

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-SA2)

                 Residential Funding Mortgage Securities I, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     333-106093               75-2006294
          --------                     ----------               ----------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)

8400 Normandale Bake Blvd.
Suite 250
Minneapolis, Minnesota                                           55437
----------------------                                           -----
(Address of Principal                                          (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000



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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.     Other Events.

               On May 27, 2005, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates Series 2005-SA2, pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2005, among Residential Funding Mortgage Securities I, Inc., as company,
Residential Funding Corporation, as master servicer and U.S. Bank National Association, as Trustee.



Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

        10.1. Series Supplement, dated as of May 1, 2005, to the Standard Terms of Pooling and Servicing Agreement, dated as of May 1, 2005, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and U.S. Bank National Association, as trustee.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.



                                            By:    /s/ Heather Anderson
                                            Name:  Heather Anderson
                                            Title: Vice President

Dated: June 7, 2005



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                                     EXHIBIT